LIMITED WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS LIMITED WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of February 7, 2018 (the “Effective Date”), is entered into by and among Vista Outdoor Inc., a Delaware corporation (the “Borrower”), each Lender party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of April 1, 2016 (as amended by that certain First Amendment, dated as of May 9, 2017, as further amended, restated, extended, supplemented or otherwise modified in writing from time to time as of the date hereof, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein);
WHEREAS, the Borrower has requested that the Lenders waive compliance with the Consolidated Leverage Ratio financial covenant set forth in Section 7.10(b) of the Credit Agreement for the period ended March 31, 2018, and any Defaults or Events of Default that would occur absent such waiver of compliance; and
WHEREAS, the Borrower, the Lenders party hereto (which Lenders collectively constitute the Required Lenders for this Waiver) and the Administrative Agent have agreed to a waiver of certain terms of the Credit Agreement, upon the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.     Limited Waiver. Effective upon, and subject to, the satisfaction of the conditions precedent set forth in Section 5 below:
(a)     The Administrative Agent and the Lenders party hereto (which Lenders collectively constitute the Required Lenders) hereby waive (i) compliance with the Consolidated Leverage Ratio financial covenant set forth in Section 7.10(b) of the Credit Agreement as of the end of the fiscal quarter and fiscal year ended March 31, 2018 and (ii) any Default or Event of Default that would occur absent the waiver set forth in clause (i) above solely as a result of any failure by the Borrower to comply with such Consolidated Leverage Ratio financial covenant for such periods. This is a limited waiver solely with respect to compliance with Section 7.10(b) for the fiscal quarter and fiscal year ended March 31, 2018 and shall not be deemed to constitute a waiver of Section 7.10(b) for any other periods or of any other Default or Event of Default (whether known or unknown) or any future breach of the Credit Agreement, any of the other Loan Documents or any other requirements of any provision of the Credit Agreement or any other Loan Documents, and shall not be deemed to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time. The foregoing waiver shall also not be deemed to operate as, or obligate the Administrative Agent or the Lenders to grant any future waiver or modification of, or consent to, any other term, condition or Default or Event of Default under the Credit Agreement. Nothing contained herein shall constitute a course of conduct or dealing among the parties.

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Section 2.     Representations and Warranties of the Borrower. The Borrower represents to the Administrative Agent and the Lenders that:
(a)     No Default or Event of Default has occurred and is continuing on and as of the Effective Date. The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(a), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; provided that, to the extent such representations and warranties are qualified with “materiality” or “Material Adverse Effect” or similar terms, such representations and warranties shall be true and correct in all respects.
(b)     The execution, delivery and performance by the Borrower of this Waiver is within the Borrower’s corporate or other organizational powers, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; (c) violate any Law; or (d) result in the creation of any Lien other than a Lien expressly permitted under Section 7.01 of the Credit Agreement, except with respect to any conflict, breach or contravention or payment referred to in clause (b)(i), to the extent that such conflict, breach or contravention or payment could not reasonably be expected to have a Material Adverse Effect.
(c)     The Borrower has all requisite corporate or other organization power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Waiver. This Waiver has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
Section 3.     Reference to and Effect on Loan Documents.
(a)     This Waiver shall for all purposes constitute a Loan Document.
(b)     Except as expressly provided herein, the Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents.
Section 4.     Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this

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Waiver by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Waiver.
Section 5.     Conditions to Effectiveness. This Waiver shall become effective at the time that all of the following conditions precedent have been met or waived:
(a)     Agreement. The Administrative Agent shall have received duly executed signature pages for this Waiver signed by the Administrative Agent, the Required Lenders and the Borrower.
(b)     Payment of Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for all reasonable and documented or invoiced out-of-pocket expenses (including, without limitation, the reasonable and documented or invoiced fees and out-of-pocket expenses and disbursements of Shearman & Sterling LLP, counsel to the Administrative Agent), which shall have been incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver.
(c)     Representations and Warranties. The representations and warranties of the Borrower contained in Section 2 of this Waiver are true and correct on and as of the date of the Effective Date as if made on and as of such date.
Section 6.     Interpretation. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Waiver.
Section 7.     Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.     Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective duly authorized officers as of the date first above written.

VISTA OUTDOOR INC.,
as the Borrower

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: VP & Treasurer

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and a Swing Line Lender

By:	/s/ Matthew N. Walt
Name: Matthew N. Walt
Title: Director

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Beckman
Name: Andrew Beckman
Title: Senior Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Thomas J. Sterr
Name: Thomas J. Sterr
Title: Authorized Signatory

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Ling Li
Name: Ling Li
Title: Executive Director

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Luke Harbinson
Name: Luke Harbinson
Title: Director

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sean C. Horridge
Name: Sean C. Horridge
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Trevor H. Williams
Name: Trevor H. Williams
Title: Assistant Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

REGIONS BANK,
as a Lender

By:	/s/ Brand Hosford
Name: Brand Hosford
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

BANK OF MONTREAL,
as a Lender

By:	/s/ Marc Maslanka
Name: Marc Maslanka
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

ZB, N.A. DBA ZIONS FIRST NATIONAL BANK,
as a Lender

By:	/s/ Jennifer Christopulos
Name: Jennifer Christopulos
Title: Senior Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

PEOPLE'S UNITED BANK, N.A.,
as a Lender

By:	/s/ Jennie D. McElhone
Name: Jennie D. McElhone
Title: Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Jonathan Kerner
Name: Jonathan Kerner
Title: Authorized Signatory

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)

STIFEL BANK & TRUST,
as a Lender

By:	/s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President

Signature Page to Waiver and Consent to Credit Agreement
(Vista Outdoor Inc.)